Exhibit 99.1

PRESS RELEASE

Procore to Acquire Levelset to Simplify Lien Management Workflows for Construction

CARPINTERIA, Calif., Sept. 22, 2021 – Procore Technologies, Inc., (NYSE: PCOR), a leading provider of construction management software, has signed a definitive agreement to acquire Levelset. This acquisition will add lien rights management to the Procore platform, enabling Procore to manage complex compliance workflows and improve the payment process in construction. It also presents future growth opportunities for Procore, including capitalizing on the companies’ complementary data assets.

Procore Founder and CEO Tooey Courtemanche said, “Construction work is hard enough — getting paid shouldn’t be. Levelset helps the construction industry get paid faster, and their offering will be a perfect addition to the Procore platform. This acquisition will also give Procore access to industry data, including payments and compliance activity, allowing us to deliver valuable risk intelligence to our customers, and to develop innovative financial products.”

In construction, the risks and complexity of moving money between stakeholders traps vast sums of critical working capital each year. This causes cash stress to contractors, increases their working capital and bonding expenses, and negatively impacts construction jobs. Burdensome compliance workflows contribute to the construction industry’s median of 90 days sales outstanding and 74 days payable outstanding, the slowest of all industries surveyed across the globe.

In the U.S., liens are foundational to these compliance workflows. Construction stakeholders spend considerable time and energy managing lien rights — from those downstream looking to preserve lien rights and having to comply with the nuances of lien law that varies from state to state, to upstream stakeholders constantly procuring lien waivers at the point of payment to ensure their projects are free and clear. Similar payment challenges and complexities also exist globally.

Levelset CEO Scott Wolfe, Jr. said, “Our solution gets people paid faster, with less cash stress. Over 250,000 users have deployed Levelset on more than 6.5 million construction projects. This activity generates highly reliable payment and relationship data. Together with Procore, we can further empower the industry to get paid faster, with better visibility and smoother documentation.” Levelset has been a Procore App Marketplace partner since April 2018. Today, over 3,300 customers use its lien rights management solution to manage compliance workflows.

Details Regarding the Acquisition

Procore has agreed to acquire Levelset for a purchase price of approximately $500 million, which will consist of approximately $425 million in cash, subject to customary adjustments for working capital, transaction expenses, cash and indebtedness, and approximately $75 million in Procore common stock. The closing of the transaction is anticipated to occur in the fourth quarter of this year and is subject to customary closing conditions.

D.A. Davidson is serving as exclusive financial advisor and Jones Walker LLP is acting as legal counsel to Levelset. Cooley LLP is serving as legal counsel to Procore.

Additional details and information about the terms and conditions of the acquisition will be available in a current report on Form 8-K to be filed by Procore with the Securities and Exchange Commission.

Conference Call Information

Procore will host a conference call today, September 22, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time, to discuss the acquisition. A live webcast of the conference call, as well as a replay of it, will be available at investors.procore.com. The conference call can also be accessed by dialing 877-284-6233 (U.S) or 873-415-0281 (International) and entering conference ID: 2838218.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about Procore and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release are forward-looking statements of Procore’s future operating results and financial position, its business strategy and plans, market growth and trends, and objectives for future operations. Forward-looking statements generally relate to future events or Procore’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions that concern Procore’s expectations, strategy, plans or intentions. Important risks and uncertainties that could cause Procore’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with Levelset may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Procore’s inability to successfully integrate Levelset into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against Procore or Levelset in connection with the proposed transaction and (e) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to Procore’s or Levelset’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to Procore’s or Levelset’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of Procore’s or Levelset’s key customers or partners; (vi) the impact of COVID-19 on Procore’s or Levelset’s business and results of operations; (vii) changes to Procore’s or Levelset’s abilities to recruit and retain qualified team members; and (viii) the risks described in the other filings Procore makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Procore’s Final Prospectus dated May 19, 2021 and its Quarterly Report on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. Moreover, Procore operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for Procore to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

All forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Procore undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Procore may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Procore’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

About Procore

Procore is a leading provider of construction management software. Over 1 million projects and more than $1 trillion USD in construction volume have run on Procore’s platform. Our platform connects every project stakeholder to solutions we’ve built specifically for the construction industry—for the owner, the general contractor, and the specialty contractor. Procore’s Marketplace has a multitude of partner solutions that integrate seamlessly with our platform, giving construction professionals the freedom to connect with what works best for them. Headquartered in Carpinteria, California, Procore has offices around the globe. Learn more at Procore.com.

About Levelset

Levelset is a construction software company that helps the construction industry simplify compliance and payment processes, decrease financial risks, and improve cash flow. The results are faster payments, reliable access to capital, and fewer surprises. Levelset is headquartered in New Orleans, Louisiana, with offices in Austin, Texas, and Cairo, Egypt, and has approximately 300 employees. Learn more at Levelset.com.

Media Contact

Roohi Saeed

press@procore.com

Investor Contact

Matthew Puljiz

ir@procore.com

PROCORE-IR

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